Exhibit 10.9

Portions hereof have been omitted and filed separately with Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406.

WISE ALLOYS
CONFIDENTIAL

DATE:	April 22, 2004

TO:	RICH NUNN, ED VESEY - CROWN CORK & SEAL USA, Inc.

COPY:	Danny Mendelson, Sam Glasscock

FROM:	Don Farrington

SUBJECT:	SUPPLY AGREEMENT 2004-2008
BEVERAGE NORTH AMERICA

This document is an outline summary of the key elements in the Supply Agreement between Wise Alloys, LLC (“WISE”) and Crown Cork & Seal USA, Inc. (“Crown”) - Beverage North America for calendar years 2004 through 2008.

FORECAST ANNUAL PRODUCT VOLUMES (millions of pounds)

BEVERAGE North America

	2004	2005	2006	2007	2008
D & I Body Stock	***	***	***	***	***
Wide Coated End Stock	***	***	***	***	***
Tab Stock	***	***	***	***	***

TOTAL	***	***	***	***	***

TOTAL VOLUME TARGET *** million pounds

Wise Alloys acknowledges that the Forecast Annual Product Volumes described above may fluctuate based on gain or loss of business, or adjustments in hard or soft toll volumes. Wise agrees that the volumes above will be subject to adjustment up or down commensurate with the change in Crown’s direct purchase volume by product type and the Wise Alloys percentage of that business. Further, Crown has advised Wise that this adjustment methodology is consistent with all of Crown’s direct purchase suppliers.

***	Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406.

Wise Alloys reserves the right to verify any such volume adjustments through the external auditors of Crown.

Crown agrees that volume shortfalls to these target levels in any contract year due to an adjustment as described above, can be sold elsewhere at the discretion of Wise Alloys.

TERM OF AGREEMENT 5 years

CLASS SCRAP TOLL

The price charged by Wise to Crown for the conversion of Class Scrap into rolled can sheet will be determined by subtracting the following adjustments from the 6-month trailing average price of ingot (referenced below) on a delivered basis. As a standard practice, Wise arranges and pays for freight for shipment of Class Scrap to Wise. Wise then deducts $*** per pound from Crown’s monthly scrap credit. Wise agrees to provide this credit by the *** of the month following scrap receipt from Crown.

Class I	$*** per pound
Class II	$*** per pound
Class III	$*** per pound

The minimum amount of Class Scrap to be tolled by Crown through Wise is to be ***% of average shipments of can sheet from Wise to Crown.

Wise agrees, ***** to toll up to ***% of Crown’s monthly purchases of can sheet from Wise in the form of Used Beverage Containers (“UBC’s”) at current month average LME, less $*** per pound. UBC’s will be FOB Listerhill, Alabama and conform to Wise published specifications.

***** METAL *****

Wise Alloys is willing to ***** supplied by Crown at our ***** provided the ***** conforms to published Wise specifications for ***** and Wise receives adequate notification for the ***** and quantity involved. Adequate notification is ***** or beyond the period *****. Pricing for ***** other forms of ***** is subject to review and acceptance by Wise Alloys.

Wise further acknowledges that Crown has the right to pursue other ***** options, including but not limited to, *****. Crown agrees to the same ***** adequate notification as noted above. Further, Crown agrees to reimburse Wise for the costs associated with changing the ***** prices if applicable.

Wise agrees to consider waiving the ***** notification requirement, for *****.

CONVERSION PRICES

Conversion prices are Alcoa List Conversion Prices Published effective April 1, 1997, adjusted for changes in the Producer Price Index (PPI) since that date as described below. These conversion prices are effective April 1, 2004.

BEVERAGE - North America	(Examples attached)

D & I Body Stock	******************
Beverage End Stock	******************
SuperEnd® Stock	******************
Beverage Tab Stock	******************

Note:	SuperEnd® is defined as Coated Beverage End Stock in thicknesses of *** inch or less.

All prices are FOB Crown plant. Title and risk of loss passes on consumption for Vendor Managed Inventory (“VMI”) coils (as referenced below) and on delivery to Crown plants on non-VMI coils.

*****

CONVERSION PRICE ADJUSTMENTS

Conversion prices for North America will be adjusted *** of each year, beginning ***, 2004 by ***% of the year-to-year change in the ***************, not seasonally adjusted.

Wise Alloys agrees that in the event that this Producer Price Index fee change is not charged and collected by Wise from all North American buyers and/or consumers of can stock, that Crown will be exempt from payment as well.

NORTH AMERICA METAL PRICES

Unless otherwise agreed to, metal will be priced based on the standard aluminum can industry 6-month trailing average with a ceiling price of $*** per pound. Further, in the event the can and can sheet industries adopt a different pricing methodology for direct purchased can sheet, Crown agrees to notify WISE of such change and work with WISE to transition to the new methodology. Further, Wise warrants that it will take the appropriate actions to guarantee that it will be able to provide the 6-month trailing average and ceiling price. Further, if Wise fails to take these steps, Wise agrees that Crown will be in no way responsible for any additional costs resulting from said failure.

Below are *** *** metal commitments for orders to Crown plants to which we previously agreed:

Guadalajara -	******************

Puerto Rico -	******************

******************

******************

Wise and Crown agree that the above ingot prices will be reconciled to actual payments on a monthly basis.

VENDOR MANAGED INVENTORIES

Wise Alloys will provide Crown with Vendor Managed Inventories (VMI) at qualifying plant locations. Plant locations are considered qualified when the plant or a production line within a plant is dedicated to consume Wise supplied can stock. Exceptions are subject to review.

*****

QUALITY AND PERFORMANCE:

WISE guarantees that products supplied under this agreement will meet Crown’s specifications, as accepted by WISE (the “Specifications”). Quality claims will be handled in the usual manner. WISE’s performance at Crown plants will be governed by Crown’s Qualification and Disqualification Procedures as attached. Should Crown disqualify WISE at a Plant, then the parties agree to work toward re-qualification in a reasonable time and to alter the supply pattern where possible to other plants in the interim. In the event that WISE is unable to re-qualify in a reasonable time through no fault of Crown and conditions prevent or delay altering shipment patterns, Crown, at its option, may consider the affected volume as counting towards satisfaction of the total volume commitment.

Crown’s Qualification and Disqualification Procedures are attached as Exhibits A and B respectively. Crown’s current specifications are attached as Exhibit C.

SPECIFICATION CHANGES

If, at any time during the Term, Crown and WISE are unable to agree upon a change or an addition to the Specifications (defined below) and Crown can purchase a product meeting any revised specifications from one or more third parties, Crown shall notify WISE in writing and, subject to any confidentiality agreement with such third party, provide WISE with written documentation supporting the terms at which Crown can purchase the product meeting the revised specifications from a third party to the extent necessary for WISE to meet said terms. WISE shall have the opportunity to meet the revised specifications on substantially the same terms as the third party. If WISE fails to do so within *** days from the notification date, Crown shall have the right to purchase a product meeting the revised specifications from the offering third parties and the volumes so purchased shall count toward satisfaction of Crown’s Total Volume Target.

*****

*****

PAYMENT AND INVOICE TERMS

Crown will pay Wise on the *** and *** of each month for product delivered in the first and second halves of the previous months receipts respectively, in accordance with previously accepted procedures.

Wise agrees to revisit these payment terms in January of each year to determine if they can be extended based on improvements in Wise’s financial condition.

Payments will be generated using Crown’s Evaluated Receipts Settlement, unless otherwise notified by Crown, in accordance with electronic data interchange standards provided by Crown from time to time to WISE (the “EDI Standards”). On the date of this Agreement, the EDI Standards include, without limitation, standards for ANSI x.12 advance shipment notice, purchase order, order status, Release, receipt advice, inventory advice, stock transfer notification and payment notification. If Crown notifies WISE of a change in the EDI Standards, WISE will have *** days to comply with such change. Crown will not process any payment requests until such requests comply with the EDI Standards. Without limiting the requirements of the EDI Standards, WISE acknowledges that the EDI Standards prohibit use of the same bill of lading number for two different shipments or the use of the same number on two different Product coils. All submissions under the EDI Standards by WISE shall accurately reflect all required data free of accounting errors. WISE shall reimburse Crown for all additional direct costs associated with WISE’s failure to provide complete and error free shipment information. WISE shall not bill Crown for any costs, either for goods or services, not agreed to herein without prior written approval. Electronic payments from Crown to WISE shall be governed by the terms of Exhibit D.

ORDERS AND TIMING

Crown shall instruct WISE to ship Products by means of Product releases (“Releases”) delivered to WISE. WISE shall deliver all Products so released by Crown within the time periods set forth in the relevant Release. TIME OF DELIVERY IS OF THE ESSENCE IN THIS AGREEMENT.

WISE INDEMNITY

WISE shall indemnify, defend and hold Crown and its successors, assigns, employees, customers and affiliates harmless from and against any and all liabilities, losses, costs, damages, injuries, claims, suits, judgments, causes of action and expenses (including reasonable attorneys’ fees) suffered or incurred as a result of the actual or alleged: negligence of WISE or its suppliers; violation of any law by WISE or its suppliers; infringement by WISE or its suppliers of any of patent, trademark, copyright or other intellectual property rights; or any breach of any other covenant, representation or warranty of WISE to Crown contained in this Agreement or implied in law. In the event of a claim under this section, at its sole option, Crown may terminate this Agreement or defer acceptance of any Products specified in any outstanding Release until the claim is resolved. If Crown is enjoined from the use or sale of the Products, at Crown’s option, WISE will either procure for Crown the right to continue using or selling the Products, replace the Products with substantially equivalent goods, modify the Products so as to be usable or sellable by Crown or repurchase the Products at the price set forth in this Agreement.

TECHNICAL SUPPORT

WISE shall provide Crown with a reasonable level of technical support at no cost to Crown.

FORCE MAJEURE

Continued performance of any obligation hereunder, except payment for Aluminum delivered, may be suspended immediately to the extent caused or contributed to by acts of God, fire, labor or trade disturbance, war, acts of terrorism, civil commotion, or act of the public enemy, compliance in good faith with any applicable foreign or domestic government regulation or order, whether or not said order later proves to be invalid, or any cause beyond the reasonable control of any party, whether similar or dissimilar to the enumeration contained herein, The party claiming suspension shall give proper notice and shall use its best efforts to promptly cure the cause of such suspension. Upon cessation of the cause for suspension, continued performance shall commence as soon as reasonably practicable, and the term of this Agreement shall be extended by the amount of time that performance was suspended due to Force Majeure. While a Force Majeure event affecting WISE’s ability to supply rolled can sheet is pending, Crown may source its needs for such period from other suppliers and credit such purchases against the Minimum Purchase Requirement.

CONFIDENTIALITY

The parties agree that all terms and conditions of this Agreement are and will remain confidential and shall not be disclosed to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, provided, however, that each party shall have the right to disclose information to its professional advisors in the ordinary course of their service. Each party shall be responsible for any actions of their representatives that are inconsistent with the party’s obligations under this section.

In the event of a breach of, or a threat to breach, any of the provisions of this paragraph by either Party, each acknowledges that the other will suffer immediate and irreparable harm for which there is no adequate remedy at law, and therefore, the Parties agree that either shall be entitled to a temporary and permanent injunction restraining a Party from disclosing, in whole or in part, such information. Nothing herein shall be construed as prohibiting either Party from pursuing other remedies available to it for such a breach, including the recovery of damages.

The foregoing will not be applicable to information which is generally known to the public at the time it is disclosed, which is subsequently made known to the public through no fault of Crown or WISE which is required to be disclosed by law or stock exchange regulation, or which is required to be disclosed by reason of a proper order from a court of competent jurisdiction or administrative agency. Any party receiving notice that it is required by law or stock exchange regulation to make a disclosure or that a court or administrative agency may require the disclosure of any of the terms of this Agreement shall provide sufficient notice to the non-disclosing Party such that that Party has an opportunity to file all appropriate motions for protective order(s) or any other necessary order to protect the confidentiality of this Agreement.

MISCELLANEOUS

(1)	This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

(2)	This Agreement and the documents referenced herein contain the entire agreement with respect to the subject matter, and except as otherwise stated herein, supersede and replace any other prior agreements, whether oral or written.

(3)	This Agreement may not be amended or modified except in writing and signed by all parties.

(4)	If any item or provision of this Agreement shall be prohibited by, or made invalid, under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of the provisions of this Agreement.

(5)	To the degree that either or both of the parties hereto find it convenient to employ their standard forms, such as forms for purchase order or acknowledgment of order, in administering the terms of this Agreement, the party may do so but none of the pre-printed terms and/or conditions on such form shall be applicable to the sale of rolled can sheet unless specifically accepted by the other party.

IN WITNESS WHEREOF, this Agreement is executed the day and date first above written.

WISE ALLOYS, LLC.		CROWN Cork & Seal USA, Inc.

By:	/s/ DON A. FARRINGTON	By:	/s/ EDWARD C. VESEY
	Don A. Farrington		Edward C. Vesey,
	Senior Vice President, Sales		Senior Vice President, Sourcing

CONVERSION PRICE EXAMPLES:

*****

EXHIBIT A

- QUALIFICATION PROCEDURE

****

***	Portions hereof (5 pages) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406.

SUPPLIER DISQUALIFICATION PROCEDURE

EXHIBIT B

- DISQUALIFICATION PROCEDURE

****

***	Portions hereof (4 pages) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406.

EXHIBIT C

- MATERIAL SPECIFICATIONS

****

***	Portions hereof (32 pages) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406.

EXHIBIT D

- ELECTRONIC PAYMENTS TERMS

****

***	Portions hereof (4 pages) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406.